UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 26, 2017
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)  (Zip Code)

(484) 583-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 31, 2017, Lincoln National Corporation (the "Company") filed an amendment (the "Amendment") to the Company's Restated Articles of Incorporation (the "Articles") with the Secretary of State of Indiana.  The shareholders approved the Amendment at the Company's Annual Meeting of Shareholders on May 26, 2017 (the "2017 Annual Meeting").

The Amendment eliminates the supermajority vote requirements applicable to certain sections of the Articles and replaces them with a simple majority vote standard.  Those provisions include: (i) the voting rights of preferred stock (of which none is currently issued and outstanding); (ii) restrictions on the sale of common stock in The Lincoln National Life Insurance Company (our primary insurance subsidiary); and (iii) shareholder's ability to amend our Amended and Restated Bylaws (the "Bylaws"). The Company disclosed these proposed amendments to the Articles as Proposal 5(A) in its definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2017 (the "2017 Proxy Statement").  These amendments required the affirmative vote of a majority of the votes cast.

The Amendment also permits shareholders to remove a director upon the affirmative vote of a majority of the votes cast, and eliminates the provision requiring a supermajority vote to amend this section.  The Company disclosed these proposed amendments to the Articles as Proposal 5(B) in the 2017 Proxy Statement.  These amendments required the affirmative vote of at least three-fourths of the outstanding shares entitle to vote at the 2017 Annual Meeting.

The Amendment also permits shareholders to approve certain business combinations upon the affirmative vote of a majority of the votes cast, and changes the provision requiring a supermajority vote to amend this section to a majority of the votes cast.  The Company disclosed these proposed amendments to the Articles as Proposal 5(C) in the 2017 Proxy Statement.  These amendments required the affirmative vote of at least three-fourths of the outstanding shares entitle to vote at the 2017 Annual Meeting.

On May 26, 2017, subsequent to the shareholder approval of the amendments to the Articles, a corresponding amendment to Article IX of our Bylaws, allowing for a majority of shareholders to amend the Bylaws, became effective.  Additionally, Article II, Section 1 was amended to remove references to the prior classified board structure.

The forgoing descriptions of these amendments to the Articles are not complete and are qualified in their entirety by reference to the Articles of Amendment to the Articles dated May 26, 2017, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.  The foregoing description of the amendments to the Bylaws is not complete and is qualified in its entirety by reference to the amendments to the Bylaws dated May 26, 2017, which are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting was held on May 26, 2017.  At the 2017 Annual Meeting, shareholders:

•	elected ten directors, each for a term expiring at the Company's 2018 annual meeting of shareholders;

•	ratified the appointment of Ernst & Young LLP as the company's independent auditor for 2017;

•	approved, on an advisory basis, a resolution regarding the compensation paid to the Company's named executive officers as disclosed in the Company's 2017 Proxy Statement;

•	voted, on an advisory basis, in favor of holding future advisory votes on the compensation of named executive officers on an annual basis;

•
approved amendments to the Articles to change each supermajority vote requirement applicable to certain provisions including: (i) the voting rights of preferred stock; (ii) restrictions on the sale of common stock in The Lincoln National Life Insurance Company; and (iii) shareholder's ability to amend our Bylaws, to a majority vote requirement;

•	approved amendments to the Articles to change the supermajority vote requirement for shareholders to remove a director to a majority vote requirement; and

•	approved amendments to the Articles to change the supermajority vote requirement for shareholders to remove a director to a majority vote requirement.

In response to the vote results, the Board of Directors has determined that advisory votes on the compensation of named executive officers will be submitted to shareholders on an annual basis.

Item 1.   Election of Directors

For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

	Aggregate Votes
Director Nominee	For	Against	Abstentions	Broker Non-Votes
Deirdre P. Connelly	169,991,764	727,783	326,669	25,193,323
William H. Cunningham	165,552,683	5,172,228	321,305	25,193,323
Dennis R. Glass	168,952,653	1,600,367	493,196	25,193,323
George W. Henderson, III	167,229,386	3,394,303	422,527	25,193,323
Eric G. Johnson	159,344,060	11,365,694	336,462	25,193,323
Gary C. Kelly	169,994,607	725,605	326,004	25,193,323
M. Leanne Lachman	156,883,914	13,197,148	956,154	25,193,323
Michael F. Mee	165,222,442	5,414,209	409,565	25,193,323
Patrick S. Pittard	165,778,769	4,842,045	425,402	25,193,323
Isaiah Tidwell	166,930,257	3,774,164	341,795	25,193,323

Item 2.   Ratification of Auditors

The votes cast for and against this proposal, as well as the abstentions were as follows:

Aggregate Votes
For	Against	Abstentions
190,634,003	5,256,251	349,285

There were no broker non-votes for this item.

Item 3.   Advisory Resolution on Executive Compensation

The votes cast for, against, abstentions, and broker non-votes for this proposal were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
155,489,586	14,471,008	1,085,322	25,193,623

Item 4.   Advisory Proposal on the Frequency of Future Advisory Proposals on Executive Compensation

The proposal to approve, on an advisory basis, the frequency of future advisory proposals on executive compensation received the following votes:

Aggregate Votes
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
151,484,377	326,849	18,668,077	566,613	25,193,623

Item 5.   Management Proposals to Approve Amendments to our Restated Articles of Incorporation to Remove Supermajority Vote Provisions Applicable to Certain Provisions

Item 5(A).  Amendments to the provisions regarding the Voting Rights of Preferred Stock, Prohibitions regarding shares of Stock in our Subsidiary and Future Amendments to the Bylaws.

The votes cast for, against, abstentions, and broker non-votes for this proposal were as follows:
Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
169,280,895	1,248,840	516,481	25,193,323

Item 5(B).  Amendments to the provisions regarding the removal of directors.

The votes cast for, against, abstentions, and broker non-votes for this proposal were as follows:
Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
169,178,254	1,328,328	539,634	25,193,323

Item 5(C).  Amendments to the provisions regarding the approval of certain business combinations.

The votes cast for, against, abstentions, and broker non-votes for this proposal were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
169,168,071	1,177,218	700,927	25,193,323

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to LNC's Restated Articles of Incorporation
3.2	Amendment to LNC's Amended and Restated Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Andrea D. Goodrich
Name:	Andrea D. Goodrich
Title:	Senior Vice President and
Secretary

Date:  June 1, 2017

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment to LNC's Restated Articles of Incorporation
3.2	Amendment to LNC's Amended and Restated Bylaws